UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2016

Commission File Number:  001-37861

MabVax Therapeutics Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	93-0987903
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400, San Diego, California 92121
(Address of principal executive offices)

858-259-9405
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 22, 2016, following the completion of all exchange transactions and related documentation, MabVax Therapeutics Holdings, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware Certificates of Elimination eliminating from its Amended and Restated Certificate of Incorporation the designation of shares of its preferred stock as Series A-1, Series B and Series C Preferred Stock. As a result, all shares of preferred stock previously designated as Series A-1, Series B and Series C Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation. The Series A-1, Series B and Series C Preferred Stock were exchanged on March 25, 2015, pursuant to agreements which provided for the exchange of all of the Company Series A-1, Series B and Series C Preferred Stock for Series D Preferred Stock and Common Stock on that date.

On September 22, 2016, the Company also filed with the Secretary of State of the State of Delaware a Certificate of Correction to the Amended and Restated Certificate of Incorporation of the Company filed on September 8, 2014 (the “Certificate of Correction”). The Certificate of Correction is retroactively effective as of date of the original filing, September 8, 2014. The Certificate of Correction did not alter the rights, preferences or privileges of the Series A-1, Series B or Series C Preferred Stock as were previously reported. Copies of the Certificates of Elimination for the Series A-1, Series B and Series C Preferred Stock, and the Certificate of Correction are attached to this Current Report as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, the contents of which are each hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. and Description

3.1	Certificate of Elimination of Series A-1 Convertible Preferred Stock
3.2	Certificate of Elimination of Series B Convertible Preferred Stock
3.3	Certificate of Elimination of Series C Convertible Preferred Stock
3.4	Certificate of Correction of Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MabVax Therapeutics Holdings, Inc.
Date: September 23, 2016	By: /s/ J. David Hansen Name: J. David Hansen Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

EX-3.1	Certificate of Elimination -- Series A-1 Preferred Stock
EX-3.2	Certificate of Elimination -- Series B Preferred Stock
EX-3.3	Certificate of Elimination -- Series C Preferred Stock
EX-3.4	Certificate of Correction to Amended and Restated Certificate of Incorporation